UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

TippingPoint Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15715	74-2902814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501B North Capital of Texas Highway, Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Coed)

Registrant’s telephone number, including area code: (512) 681-8000

Item 12. Disclosure of Results of Operations and Financial Condition.

On April 20, 2004, TippingPoint Technologies, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the quarter and year ended January 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information being furnished in this Item 12 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, in accordance with General Instruction B.6 of Form 8-K. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 20, 2004	TIPPINGPOINT TECHNOLOGIES, INC. /s/ Adam Chibib

Adam Chibib Chief Financial Officer

Index to Exhibits

EXHIBIT NO.	DESCRIPTION
Exhibit 99.1

Press Release, dated April 20, 2004, issued by TippingPoint Technologies, Inc.

(furnished and not filed for purposes of Section 18 of the Exchange Act and not deemed incorporated by reference in any filing under the Securities Act or the Exchange Act)